SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
a.On March 1, 2024, the Company executed an underwriting agreement (the “Underwriting Agreement”) between the Company and Roth Capital Partners LLC (the “Underwriter”) pursuant to which the Company conducted an underwritten public offering (the “Public Offering”) of 2,000,000 Class A Ordinary Shares, no par value per share (the “Ordinary Shares”), at a purchase price of $6.50 per share, for aggregate gross proceeds of approximately $13 million. Pursuant to the terms of the Underwriting Agreement, the Company has also granted the Underwriter a 20-day option to purchase Ordinary Shares of up to 300,000 Ordinary Shares, or 15% of the number of Ordinary Shares sold in the Public Offering, solely to cover over-allotments, if any. On March 4, 2024, the Underwriter exercised its overallotment option to purchase an additional 300,000 Ordinary Shares in full. The Public Offering, including the shares issuable upon the exercise of the overallotment option, closed on March 5, 2024.

At closing, the Company issued 2,300,000 Ordinary Shares, for aggregate net proceeds of approximately $14.15 million to the Company, after deducting the underwriting discounts and commissions and other estimated offering expenses payable by the Company.

b.In January 2024, the Company issued 44,968 Class A Ordinary Shares under the ATM Sales Agreement for total gross proceeds of approximately $252. For further information regarding the ATM Sales Agreement, see Note 12.